UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):

June 6, 2013 (June 6, 2013)

COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

1-09228

13-2698053

(State or Other Jurisdiction

(Commission

(IRS Employer

of Incorporation)

File Number)

Identification No.)

 412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960

(Address of Principal Executive Offices)

Registrant's telephone number, including area code

          (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.

Submission of Matters to a Vote of Security Holders.

(a)

On June 6, 2013, Cover-All Technologies Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).

(b)

At the Annual Meeting, the Company’s stockholders elected a class of two directors, Mr. Manish D. Shah and Mr. G. Russell Cleveland, to serve for a term of three years and until their successors are duly elected and qualified.  The Company’s stockholders also approved, in an advisory “Say on Pay” vote, of the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the Annual Meeting and recommended, in an advisory “Say on Frequency” vote, that future “Say on Pay” votes be held every year.  Lastly, the stockholders ratified the appointment of MSPC as the Company’s independent auditors for the fiscal year ending December 31, 2013.

The Company had 26,028,606 shares of its Common Stock, par value $0.01 per share (“Common Stock”) outstanding as of April 26, 2013, the record date for the Annual Meeting.  At the Annual Meeting, holders of a total of 22,562,382 shares of Common Stock, or approximately 86.6% of the shares of Common Stock entitled to vote, were present in person or represented by proxy, constituting a quorum.  The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1 – Election of a Class of Two Directors

Director	Votes For	Votes Withheld	Broker Non-Votes
Manish D. Shah	10,220,893	79,002	12,262,487
G. Russell Cleveland	10,222,999	76,896	12,262,487

Proposal 2 – Advisory Vote on Executive Compensation (“Say on Pay” Vote)

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,560,779	592,971	146,145	12,262,487

Proposal 3 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation (“Say on Frequency” Vote)

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
8,981,082	46,698	1,081,576	190,539	12,262,487

Proposal 4 – Ratification of the Appointment of MSPC as Independent Auditors

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,639,430	69,702	853,250	-0-

(d)

Consistent with the preference expressed by a majority of the votes cast by the Company’s stockholders in the “Say on Frequency” vote, the Company’s Board of Directors has decided that the Company will hold the advisory “Say on Pay” vote annually until the next “Say on Frequency” vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2019.

Item 7.01.

Regulation FD Disclosure.

On June 6, 2013, at the annual meeting of stockholders of Cover-All Technologies Inc. (the “Company”), Manish Shah, the Company’s President and Chief Technology Officer, gave a presentation during which, in response to question, he stated that management of the Company expects that the Company’s revenue for the fiscal year ending 2013 will exceed its revenue for the fiscal year ended 2012.

[signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date:  June 6, 2013

By:

  /s/ Ann F. Massey_____________________

     Ann F. Massey, Chief Financial Officer